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                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive Proxy Statement.
[X] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to sec. 240.14a-12.

                                   CGM TRUST
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:
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[logo] THE CGM FUNDS
       Post Office Box 8511
       Boston, Massachusetts 02266-8511

                             **URGENT ACTION ITEM**

                                                               November 1, 2004

Dear Shareholder:

We recently mailed you proxy materials relating to the November 19, 2004 meeting of shareholders of the CGM Mutual Fund, a series of CGM Trust. AS OF THE DATE OF THIS LETTER, WE HAVE NOT RECEIVED YOUR VOTE. If you have since submitted your vote, thank you for doing so and please disregard this notice. If you have not submitted your vote, another proxy card is enclosed for your convenience, please read on.

                            YOUR VOTE IS IMPORTANT!

For the reasons set forth in the proxy materials previously mailed to you, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS and believes that the proposals are in the best interest of shareholders.

We encourage you to utilize one of the following options today for recording your vote promptly:

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1.  VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number listed on the enclosed proxy card. Have your proxy card in hand when calling and follow the recorded instructions.

2. VOTE THROUGH THE INTERNET. You may cast your vote using the internet by logging onto the internet address located on the enclosed proxy card. Have your proxy card in hand when logging onto the Web site and follow the instructions given there.

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

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If you have any questions regarding this letter or need assistance in voting your shares, please call D.F. King & Co., Inc., the fund's proxy solicitor toll free at 1-800-431-9629.

As a helpful reminder to you to vote, you may also receive a call from a representative of D.F. King & Co., Inc.

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

                                                                  SKU#CGMLETTER